Government Grants	12 Months Ended
Dec. 31, 2021
Government Grant [Abstract]
Government Grants

25. GOVERNMENT GRANTS

	2021	2020
	US$’000	US$’000
Deferred government grants	2,170	2,334
Current	304	283
Non-current	1,866	2,051

The grants were related to the subsidies received from local government authorities for the purpose of compensation for the expenditure on certain facilities and were credited to a deferred income account. The grants were released to other income and gains over the expected useful lives of the relevant assets. The group also received certain financial subsidies from local government authorities to support local business. There were no unfulfilled conditions and other contingencies attached to these government grants. These government grants were recognized in other income and gains upon receipt.